AGREEMENT FOR PURCHASE OF STOCK
                         -------------------------------


         This Agreement ("Agreement"), made and entered into as of the of August, 2000 by and between Advanced Technology, Industries Inc., a Delaware corporation, ("ATI") and Adrian Joseph ("Joseph"), provides as follows:

                                    RECITALS

         A. Joseph is the owner of 3,500,000 shares of the $.000l par value common stock of Nurescell Inc., a Nevada Corporation ("Nurescell") which stock is hereinafter referred to as "The Nurescell Stock."

         B. ATI is a publicly owned corporation with authorized capital of fifty million (50,000,000) shares of $.000l par value common stock of which 15,285,911 shares were issued and outstanding as of June 30, 2000, and one million (1,000,000) shares of $.00l par value preferred stock none of which are outstanding.

         C. ATI desires to purchase and Joseph desires to sell The Nurescell Stock in exchange for shares of the ATI common stock upon the terms and provisions set forth hereinafter.

         NOW THEREFORE, in consideration for the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follow:

     1. Transfer of Shares.
        -------------------

         Joseph agrees to sell transfer and convey to ATI The Nurescell Stock shares in consideration for the receipt of 3,500,000 shares of the $.0001 par value common stock of ATI hereinafter referred as the "ATI Stock".

     2. The Closing.
        ------------

         The Closing hereunder ("Closing") will take place at the Law Offices. of H. Roy Jeppson, a Professional Corporation, 11900 West Olympic Blvd., Sixth Floor, Los Angeles, California 90064 on _________, 2000 at 9:30 A.M. or such other time and place as may be mutually agreed upon between the parties. The Closing shall take place simultaneously with and shall be contingent upon the Closing of that certain transaction by and between Nurescell, Nurescell AG, and ATI involving the acquisition of certain technology by Nurescell AG, from Nurescell.

     3. Warranties and Representations of Joseph.
        -----------------------------------------

         Joseph hereby makes the following representations and warranties to ATI, its successors and assigns, all of which warranties and representations shall be deemed to have been made at the Closing by Joseph without any further writing, and shall survive the Closing hereunder or termination or cancellation of this Agreement or the failure of this transaction to close:

         3.01. Nurescell has authorized capital of fifty million (50,000,000) shares of $.000l par value common stock. As of the date of this Agreement there were ______ shares outstanding. In the event that the outstanding shares of Nurescell shall increase prior to Closing, Joseph shall inform ATI in writing. Except as disclosed in the most recent annual or quarterly report filed by Nurescell pursuant to Section 13 of the Securities and Exchange Act of 1934 ("The 1934 Act") there are no agreements, warrants, options, or commitments by Nurescell for the issuance of any additional shares of Nurescell stock.

         3.02. Joseph has and will have at the Closing the full right and power to sell and transfer to ATI The Nurescell Stock free and clear of any statutory, contractual or other limitation, and none of such shares are or will at the Closing be subject to any lien, pledge, hypothecation or any encumbrance whatsoever. The sale provided for herein will vest directly in ATI title to The Nurescell Stock all free and clear of any and all encumbrances, liens, restrictions, options, agreements, and conditions.

         3.03. All of The Nurescell Stock was issued to Joseph by Nurescell for full and adequate consideration and Joseph has not been notified by Nurescell or any agent, employee, officer, or representative thereof, or any other person, that Nurescell or any other person is contending or intends to contend that any of The Nurescell Stock was issued for inadequate or invalid consideration or that said shares are invalid or defective in any manner whatsoever.

         3.04. The Shares by Joseph will not constitute a default under any indenture, loan, credit agreement or any other agreement, lease, or instrument to which Joseph or Nurescell is a party. Joseph is entitled to transfer and convey The Nurescell Stock without the consent of any other party.

         3.05. There are no outstanding judgements against Joseph or any claims of any kind, actions, proceedings, disputes, or audits pending, or, to the knowledge of Joseph threatened or affecting Joseph, whether for unpaid taxes or otherwise. There are no outstanding and unpaid tax deficiency statements, notices of assessments, or other demands for payment of taxes, or notices of assessments or deficiency against Joseph. Joseph is not charged with or under investigation in respect to any alleged violation of any provisions of any federal, state, or local law, or administrative ruling or regulation.

         3.06. Joseph has no asserted or unasserted claims against Nurescell or any of its assets for severance benefits, unpaid wages or salary, fringe benefits, loans, damages, or any other claims of any nature whatsoever.

     4. Representation and Warranties of ATI.
        -------------------------------------

         ATI hereby makes the following representations and warranties to Joseph, his successors and assigns, all of which warranties and representations shall be deemed to have been made at the Closing by ATI without any further writing, and shall survive the Closing hereunder or termination or cancellation of this Agreement or the failure of this transaction to close:

         4.01 The ATI Stock delivered hereunder shall be validly issued and outstanding and are fully paid and non-assessable.

         4.02 ATI has and will have at the Closing the full right and power to sell and transfer to Joseph the ATI Shares agreed to be transferred hereunder free and clear of any statutory, contractual, or other limitation, and none of said shares are or will be at the Closing subject to any lien, pledge, hypothecation, or any encumbrance whatsoever. The sale provided for herein will vest directly in Joseph title to the ATI Shares, free and clear of any and all encumbrances, liens, restrictions, options, agreements, and conditions except as may be set forth in Paragraph 5 hereof.

     5. Restrictions Upon Shares-Investment Representation.
        ---------------------------------------------------

         5.01 Joseph warrants and represents that he is acquiring the ATI Stock and the Earn Out Shares, if any, for his own account, for investment and not with a view to, or for sale in connection with, any distribution of such shares or any part thereof. Joseph further warrants and represents that no other person or entity has any interest whatsoever in said shares and that there are no options or similar agreements, oral or written, whereby any person or entity has the right to acquire any of said shares or any interest therein.

         5.02 Joseph acknowledges and agrees that, (i) the ATI Stock and the Earn Out Shares, if any, being received hereunder have not been registered under the Securities Act of 1933 ("Securities Act") or any state securities laws and are issued in reliance upon certain provisions of federal and state securities laws exempting said shares from such registration, (ii) there are substantial restrictions on the sale of the shares acquired hereunder and that the shares may be transferred only in accordance with the provisions of this Paragraph, and
(iii) each certificate representing the shares listed hereunder and any other securities issued in respect of the ATI shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall (unless otherwise permitted or unless the share have been registered under the Securities Act) be stamped or otherwise imprinted with legends substantially in the following form (in addition to any legend required under applicable states securities laws):

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         Joseph acknowledges and agrees that the shares may not be transferred without (i) registration under the Securities Act, (ii) the receipt by ATI of an opinion of counsel acceptable to ATI that such transfer is exempt from the registration provisions of the Securities Act and applicable state securities laws, or (iii) the receipt by ATI of a "no-action" letter from the Securities and Exchange Commission ("SEC") and any applicable state agency that said transfer will not violate the Securities Act and applicable State Securities Laws.

     6. Earn Out Shares.
        ----------------

         6.01 Additional shares of ATI $.0001 par value common stock (hereinafter referred to as the "Earn Out Shares") shall be issued to Joseph up to a total of 2,000,000 additional shares provided that the following levels of Gross Revenues are achieved by Nurescell AG in any of the five succeeding calendar years:


                   Gross Revenues                         Additional Shares
                   --------------                         -----------------

                   Over $5 Million but less than
                   $6 Million                                  200,000

                   Over $6 Million but less than
                   $7.5 Million                                400,000

                   Over $7.5 Million but less than
                   $10 Million                                 666,000

                   Over $10 Million                          1,000,000

         6.02. For purpose of this Paragraph the term "Gross Revenue" shall means all revenues derived by Nurescell AG from operations including the sale of products, licensing revenues, or any other operational revenue but excluding any extraordinary items including, but not limited to, (i) the sale of assets other than in the ordinary course of business, or (ii) capital transactions involving the issuance of stock or other securities.

         6.03 Upon the issuance of any of the Earn Out Shares said shares shall be subject to the provisions of this agreement including but not limited to the provisions of Paragraph 5 and 7 hereof.

     7. Registration-Lock Up of Shares.
        -------------------------------

         Simultaneously with the execution of this Agreement the parties shall execute the Registration Rights Agreement in the form attached hereto as Exhibit "A" providing for the registration of the ATI Shares and the Earn Out Shares.

         7.01 Joseph shall have the right to register and/or sell not to exceed six hundred thousand (600,000) shares of The ATI Stock after one (1) year from the date of this Agreement and an additional six hundred thousand (600,000) shares each year thereafter pursuant to the Registration Rights Agreement which is attached hereto as Exhibit "A" and incorporated by this reference as though fully set forth herein.

         7.02 Except for the rights of Joseph to have shares registered and to sell said shares pursuant to Paragraph 7.01 hereof, Joseph shall not sell, transfer, convey, or assign any interest in the ATI Stock or the Earn-Out Shares until the expiration of five (5) years from the date of this agreement unless the transferee expressly assumes in writing all of the obligations and duties of Joseph under this Agreement, the Registration Rights Agreement, and the Voting Trust Agreement, including, but not limited to, the restriction against transfer of shares except pursuant to Paragraph 7.01 as provided herein.

     8. Voting Trust Agreement
        ----------------------

         Simultaneously with the execution of this Agreement and as additional consideration for the covenants and agreements contained herein, the parties hereto shall execute the Voting Trust Agreement in the form attached hereto as Exhibit "B".

     9. Closing Documents.
        ------------------

         9.01 At the Closing ATI shall deliver to Joseph the following documents:

                  (a) 3,500,000 shares of the $.001 par value common stock of ATI.

                  (b) The executed Registration Rights Agreement in the form attached hereto as Exhibit "A".

                  (c) The executed Voting Trust Agreement in the form attached hereto as Exhibit "B".

         9.02 At the Closing Joseph shall deliver the following documents to
ATI:

                  (a) Shares Certificates of Nurescell totaling 3,500,000 shares together with properly executed Stock Powers Separate From Certificate executed by Joseph and any other person in whose name such shares may stand.

                  (b) A resolution of the Board of' Directors of Nurescell executed by all of the directors thereof stating The Nurescell Stock is validly issued and outstanding, fully paid, and that there are no claims by Nurescell Inc., that The Nurescell Stock or any portion thereof is not validly issued, issued for insufficient consideration, or that there is any claim by Nurescell that may affect the validity of said shares. Said resolution shall otherwise be in a form acceptable to ATI.

                  (c) An executed Registration Rights Agreement in the form attached as Exhibit "A" hereto.

                  (d) An executed Voting Trust Agreement in the form attached as Exhibit "B" hereto.

     10. Non-Interference
         ----------------

         Simultaneously herewith Nurescell Inc, and Nurescell AG are executing an Investment Agreement which contains certain agreements therein relating to the corporate governance of Nurescell, Inc. and Nurescell AG pending the receipt of full payment of the license fee in the amount of $1,000,000 under that certain License Agreement entered into between said parties simultaneously with the execution of the Investment Agreement. Joseph acknowledges that he is familiar with the provisions of those agreements in that regard and agrees that he will not take any action directly or indirectly or solicit, advise, assist or make any recommendation to any other person to take any action directly or indirectly which is inconsistent with the provisions of those agreements in that regard including, but not limited to, the voting of stock in Nurescell, Inc. or Nurescell AG.

     11. Indemnification
         ---------------

         11.01 Joseph (the "Indemnifying Party") hereby agrees to indemnify ATI and its successors and assigns and the officers, directors, affiliates, employees, controlling persons, and agents of ATI ("Indemnitee") and to hold each Indemnitee harmless against and in respect of any losses, damages, taxes, penalties or other additions to taxes, claims, actions or causes of action, cost and expenses, including attorneys' and accountants' fees, specifically excluding lost profit and consequential damages, collectively referred to hereinafter as "Losses", incurred by any Indemnitee by reason of (a) a breach of any representations or warranties made by Joseph in this Agreement, or (b) nonperformance (whether partial or total) of any covenants or agreements made by Joseph in this Agreement or any agreement entered into pursuant hereto.

         11.02 Without limiting the generality of the foregoing, in the event of any claim for indemnification hereunder resulting in the commencement of legal proceedings by a third party, the Indemnitee shall give notice to the Indemnifying Party no later than ten (10) days prior to the time any response to the asserted claim is required, if possible. In the event of any such claim for indemnification resulting from or in connection with any third-party claim or legal proceeding, the Indemnifying Party may assume the defense thereof; provided, however, that no settlement may be made without the prior written consent of the Indemnitee. If the Indemnifying Party assumes the defense of any such claim or legal proceeding, the Indemnifying Party shall be entitled to select counsel and take all steps necessary in the settlement or defense thereof, provided, however, that the Indemnitee may, at its own expense, participate in any such proceeding with counsel of its choice. The Indemnitee may not compromise or settle such claim or proceeding without the prior written consent of the Indemnifying Party unless (a) the Indemnifying Party s not defending in good faith such claim or proceeding. (b) the continued defense of such claim or proceedings is materially prejudicial to the Indemnitee. or (c) the Indemnitee believes in good faith that the Indemnifying Party will be unable to pay the amount of such settlement. If the indemnifying Party does not assume the defense of any such claim or litigation in such manner as it may deem appropriate, including, but not limited to, settling such claim or litigation (after giving notice of the same to the Indemnifying Party), the Indemnifying Party will promptly indemnify the Indemnitee in accordance with the provisions of this Paragraph, provided, however, that in the event the Indemnitee intends to settle a claim or litigation without the Indemnifying Party's consent, the Indemnitee shall notify the Indemnifying Party of such intent in writing. Within five (5) business days of receipt of such notice, the Indemnifying Party shall deliver to the Indemnitee its written objection, if any, to the amount of such settlement specifying the amount to which it objects. The Indemnifying Party shall only be liable for that portion of the loss resulting from any settlement that the Indemnifying Party does not reasonably dispute in good faith in its written objection.

     12. Miscellaneous
         -------------

         12.01 NOTICES

         All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of computer transmission) to the parties at the following addresses (or at another address for a party as shall be specified by like notice):

       To Advanced Technology          Advanced Technology Industries Inc.
         Industries, Inc.:             Taubenstrasse 20
                                       Berlin, Germany D-10117
                                       Telephone No.: (4930) 201-7780
                                       Facsimile No.: ________________

       With copy to:                   H. Roy Jeppson
                                       Law Offices of H. Roy Jeppson
                                       11900 West Olympic Boulevard, Sixth Floor
                                       Los Angeles, California 90064
                                       Telephone No.: (310) 826-5350
                                       Facsimile No.: (310) 826-5350


       To Adrian Joseph:               __________________________________
                                       __________________________________
                                       __________________________________
                                       __________________________________
                                       Telephone No.: ___________________
                                       Facsimile No.: ___________________


     12.02 Interpretation
           --------------

         The words "include", "includes" and "including", when used herein, shall be deemed in each case to be followed by the words "without limitation". The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     12.03 Counterparts and Facsimile Signatures
           -------------------------------------

         This Agreement may be executed in one or more counterparts and by facsimile signature, all which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party delivered to the other party, it being understood that all patties need not sign the same counterpart.

     12.04 Entire Agreement
           ----------------

         This Agreement and the exhibits hereto, and the documents and instruments and other agreements among the parties hereto referenced herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     12.05 Assignments
           -----------

         Neither the rights or obligations of any party hereunder may be assigned without the written consent of the remaining parties hereto, provided that ATI may assign its respective rights and delegate its respective obligations hereunder to any of its affiliates.

     12.06 Severability
           ------------

         In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void, or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provisions to persons or circumstances will be interpreted reasonably so as to give effect to the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes intended by the void or unenforceable provision.

     12.07 Other Remedies
           --------------

         Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by law or equity, upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

     12.08 Governing Law: Venue
           --------------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in California concerning any action relating to this Agreement.

     12.09 Rules of Construction
           ---------------------

         The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

     12.10 Specific Performance
           --------------------

         The parties hereto agree that irreparable damages would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court having proper venue hereunder, this being in addition to any other remedy to which they are entitled at law or in equity.

     12.11 Publicity
           ---------

         All notices to third parties and all other publicity concerning the transaction contemplated by this Agreement shall be jointly planned and coordinated by and between the parties hereto. None of the parties shall act unilaterally in this regard without the prior written approval of the others, provided, however, this approval shall not be unreasonably withheld, and further provided, that in the event the parties hereto do not arrive at an agreement concerning the text of the publicity to be given by virtue of the execution of this Agreement, ATI shall be authorized to disclose that it has entered into this Agreement to purchase The Nurescell Stock hereunder and to subsequently announce that said transaction has closed if the Closing occurs.

     12.12 Attorneys' Fees and Cost
           ------------------------

         In the event of any action at law or in equity between the parties hereto to enforce any of the provisions hereof, the unsuccessful party or parties to such litigation shall pay to the successful party or parties all costs and expenses, including actual attorneys' fees, incurred therein by such successful party or parties and if such successful party or parties shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included in and as part of such judgment. The successful party shall be the party who is entitled to recover his or its costs of suit, whether or not the suit proceeds to final judgment. A party not entitled to recover his or its costs shall not recover attorneys' fees.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

                                            Advanced Technology Industries, Inc.

/s/ Adrian Joseph                           By: /s/ Hans Joachim Skrobanek
------------------------------              -----------------------------------
ADRIAN JOSEPH SEPARATE                      -----------------------------------
PROPERTY REVOCABLE                          Its President
LIVING TRUST.

/s/ D. Joseph                               /s/ Adrian Joseph
-------------------------------             -----------------------------------
DIANNA JOSEPH SEPARATE                      Adrian Joseph SEPARATE
PROPERTY REVOCABLE                          PROPERTY TRUST.
LIVING TRUST

           Adoption, Ratification and Consent of Wife of Shareholder
           ---------------------------------------------------------

         The undersigned, being the wife of Adrian Joseph, hereby certifies that she has carefully read the foregoing Agreement for Purchase of Stock and understands its meaning and effect: that she fully and freely consents to, approves and joins in its purposes and does hereby subjects to the terms thereof, any community or marital property interest that she may have in any property therein referred to, and that she promises and agrees to execute any and all instruments and to do any and all things necessary and proper to accomplish the purposes set forth in said Agreement. The undersigned does hereby appoint Adrian Joseph as attorney in fact for the purpose of modifying, amending, supplementing or terminating said Agreement and does hereby authorize, ratify, confirm, and adopt such modification, amendment, supplement, or termination as may at any time and from time to time be made by him. In consideration of the benefits to the undersigned, the undersigned hereby agrees to be bound by the terms and conditions of said Agreement and all other documents and instruments executed in connection therewith.

Dated: 8/23, 2000                          /s/ D. Joseph
                                          --------------------------------------
                                          Dianna Joseph Separate Property
                                          Revocable Living Trust

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         This Registration Right Agreement (the "Agreement") is entered into as of ______ 2000, by and between Advanced Technology Industries, Inc. (the "Company"), and Adrian Joseph ("Joseph") with references to the following facts and circumstances:

         A. An Agreement For Purchase of Stock is being entered into by and between Company and Joseph simultaneously herewith where by Joseph is acquiring certain shares of the Company stock referred to therein as the ATI Stock and the Earn Out Shares which are hereinafter collectively referenced to as the "Shares".

         B. In connection with the Agreement For Purchase of Stock, the Company desires to grant certain registration rights with respect to the Shares.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

                                    SECTION 1

                                   DEFINITIONS
                                   -----------

         Capitalized terms used in this Agreement and not defined elsewhere herein shall have the meanings set forth below:

         "COMMISSION" means the Securities of Exchange Commission, or any other federal agency then administrating the Securities Act.

         "COMMON STOCK" means the $.0001 par value common stock of Company.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect.

         "LOSSES" means all losses, claims, damages, or liabilities and reasonable expenses related thereto.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                                    SECTION 2

                                    EXHIBIT A

                               DEMAND REGISTRATION
                               -------------------

         2.1 At any time commencing with the first anniversary date of this Agreement and during a period of five years from the date hereof upon the written demand of Joseph, the Company shall prepare and file a registration statement under the Securities Act covering an offering of such number of Shares as shall have been requested to be registered by Joseph in such demand; provided, however, that (i) the Company shall be obligated to effect a registration pursuant to this Section 2.1 for no more than 600,000 shares in each twelve (12) month period and no more than one (1) registration during each twelve (12) month period.

         2.2 The Company shall proceed as expeditiously as possible after receipt of a demand pursuant to Section 2.1 hereof to file a registration statement and use its best efforts to cause such registration statement to become effective within one hundred twenty (120) days after the receipt of such written demand or, in the case of demand made within (60) days prior to the end of the Company's then fiscal year, within two hundred ten (210) days after the receipt of such written demand. The Company shall select any underwriter(s) to be engaged in connection with any such registration.

                                    SECTION 3

                             PIGGYBACK REGISTRATION
                             ----------------------

         3.1 If at any time within five (5) years from the date of this Agreement the Company proposes to register any offering of shares of its capital stock under the Securities Act, and if such registration is to be on a form of the Commission that may include, or is at any time amended or changed to such a form that may include the Shares, the Company will provide written notice to Joseph of the Company's intention to register the offering at least thirty (30) days prior to the tiling of said registration statement.

         3.2 Unless objected to by any underwriter(s) participating in the sale and distribution of the Company's securities covered by such registration statement referenced to in Section 3.1 hereof, the Company's notice shall accord Joseph an opportunity to elect to include in the registration some of the Shares as provided herein. Joseph shall have thirty (30) days after receipt of the Company's notice to notify the Company in writing of the number of Shares (the "Elected Shares") which Joseph elects to include in the offering. If the number Elected Shares that Joseph requests to include in such registration exceeds the number of shares permitted by any underwriter, then Joseph, and each other selling shareholder who also has piggyback registration rights and has elected to include shares of Common Stock in the registration, shall be entitled to include that number of shares of Common Stock that bears the same ratio to the number of shares permitted by the underwriter as the number of Elected Shares which Joseph requests to include bears to the aggregate number of shares that Joseph and any other selling shareholders request to include. The piggyback registration rights provided by Section 3.2 with respect to the Shares shall not apply to offerings that are registered on Form S-4, Form S-8, or successor thereto for registering stock issued under business combinations or employees plans.

         3.3 The inclusion of Shares in registered offerings pursuant to this
Section 3 shall be upon the condition that Joseph sells its Elected Shares to any underwriter at the same prices and on substantially the same terms and conditions as the Company.

         3.4 The Company shall accord Joseph the right to participate in each registration pursuant to this Section 3 without limitation as to number of registrations provided, however, that notwithstanding anything to the contrary contained in this Agreement Joseph shall not have the right to demand registration for more than 600,000 of the Shares in any twelve (12) month period.

         3.5 In the case of any public offering of securities of the Company pursuant to which Joseph exercises registration rights under this Section 3, the Company shall designate any underwriters in connection therewith.

                                    SECTION 4

                            CONDITIONS TO PARTICIPATE
                            -------------------------

         4.1 To include any Shares in a registration under Section 2 or Section 3 hereof, Joseph shall:

                  (a) cooperate with the Company in preparing the registration an execute any agreements as Company or any underwriter may deem reasonably necessary including, but not limited to, an agreement concerning distribution of the shares to be registered to insure that the distribution will not adversely impact the market price of said shares;

                  (b) promptly supply the Company with any information, documents, representations and agreements as any underwriter may deem reasonably necessary in connection with such registration; and

                  (c) as requested by the Company or any underwriter, agree in writing not to sell or transfer any shares of the capital stock of the Company not included in such registration for a period of fifteen (15) days prior to and one hundred eighty (180) days after the effective date of the agreement unless the other holders of Common Stock include in the offering covered by such registration shall similarly agree.


                                    SECTION 5

                               OPINION OF COUNSEL

         The Company shall have no obligations under Section 2 or Section 3 hereof to register any Shares if the Company delivers to Joseph an opinion of counsel reasonably satisfactory to Joseph to the effect that the proposed sale or disposition of the Shares for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public transaction. The Company hereby agrees to indemnify Joseph against, and to hold him harmless from, all losses, including liability for rescission, that may incur under the Securities Act or other wise by reason of him proceeding in accordance with such opinion of counsel.


                                    SECTION 6

                             REGISTRATION PROCEDURES
                             -----------------------

         If and whenever the Company is obligated by the provisions of this Agreement to effect the registration of any offering of Shares under the Securities Act, as expeditiously as possible the Company will, or will use its best efforts to, as the case may be:

                  (a) Prepare and file with the Commission a registration statement with respect to such Shares and cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to Joseph and his counsel selected pursuant to Section 7.2 hereof copies of all such documents proposed to be filed, which documents will be the subject of review of Joseph and his counsel and, in the event of a demand registration which is not accompanied by registration of Common Stock for sale by the Company, the Company shall not file any registration statement or prospectus or any amendments or supplements thereto to which Joseph or its counsel shall reasonably object on a timely basis.

                  (b) Prepare and file with the Commission such amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective until the earlier of the sale of all Shares covered thereby or the expiration of a period of two hundred seventy (270) days after its effective date, and comply with the provisions of the Securities Act with respect to the disposition of all shares of Common Stock covered by the registration statement; provided, however, that if maintaining the effectiveness of the registration statement would require the filing of a post-effective amendment including new financial statements (other than financial statements which the Company would be required to include in a current report on Form 10-Q or Form 10QSB, the Company shall be obligated hereunder to use its best efforts to maintain the effectiveness of the registration statement for only six (6) months in the case of the first registration filed hereunder, and ninety (90) days in the case of any other registration flied hereunder, in the event that any Shares included in the registration statement subject to this Agreement remain unsold at the end of the period during which the Company is obligated to use its best efforts to maintain the effectiveness of the registration statement, the Company, if and when a further amendment or supplement would be required to comply with Section 10 of the Securities Act, may file a post-effective amendment to the registration statement for the purpose of removing such Shares from registered status.

                  (c) Furnish to Joseph as many topics of prospectuses, including preliminary prospectuses. in conformity with the requirements of the Securities Act, and other related documents, as Joseph may reasonably request.

                  (d) Register or qualify the Shares covered by the registration statement under the securities or blue sky laws of such jurisdictions as Joseph shall reasonably request, and do any acts that may be reasonably necessary or advisable to enable Joseph consummate the disposition in such jurisdictions of the Shares; provided, however, that the Company shall not be obligated, by reason thereof, to qualify as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

                  (e) Furnish to Joseph an opinion of counsel for the Company, which opinion shall be reasonably acceptable to Joseph and the counsel selected pursuant to Section 7.2 hereof, to the effect that a registration statement covering the offering or the Shares has been filed with the Commission under the Securities Acts and has been made effective by order of the Commission, that a prospectus complying as to form with the requirements of the Securities Act is available for delivery, that no stop order has been issued by the Commission suspending the effectiveness of such registration statement and that, to the best of such counsel's knowledge, no proceedings for the issuance of such a stop order arc threatened to contemplated, and that the securities included in the offering covered by such registration statement have been registered or qualified, or exempted from such registration or qualification under the securities or blue sky laws of each state in which the Company has been required to register or qualify such shares under Section 6(d) hereof in giving such opinion, counsel for the Company shall be entitled to rely upon opinion of counsel for any underwriter.

                  (f) Notify Joseph promptly after the Company shall receive notice that any registration statements, supplement or amendment has become effective, any registration statement is required to be amended or supplemented, or any stop order with respect thereto has been issued.

                  (g) Enter into such agreements, including an underwriting agreement in form, scope and substance as is customary in underwritten offerings, and take all other actions in connection therewith, including actions reasonably requested by any underwriter or Joseph, in order to expedite or facilitate the dispositions of the Shares. The Company's obligations pursuant to the preceding sentence can include without limitation, the Company: (i) making representations and warranties to the underwriters with respect to the business of the Company, the registration statement, the prospectus and the documents, if any, incorporated or deemed to be incorporated by reference in the registration statement, in each case in form, substance and scope as arc customarily made by issuers to underwriters in underwritten secondary offerings and confirm such matters if and when requested: (ii) obtaining opinions of counsel to the Company and updates thereof, which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the underwriters, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtaining "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are as required to be included in the registration statement) addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with underwritten offerings; (iv) agreeing in any underwriting agreement to the indemnification and contribution provisions and procedures of Sections 9 through 12 hereof (or such other less favorable provisions and procedures for the underwriters that acceptable to the underwriters) with respect to all parties to be indemnified pursuant to said Sections; and (v) delivering such documents and certificates as may be requested by an underwriter to evidence the continued validity of the representations and warranties made pursuant to clause (i) of this Section (6)(g), and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into the Company.

                  (h) Make available for inspection, by any underwriter and any counsel or accountant retained by the underwriter, financial and other records, pertinent corporate documents and properties of the Company; and cause the officers, directors and employees of the Company to supply information reasonably requested by any underwriter, counsel or accountant in connection with such registration statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons unless (i) disclosure of such records, information or documents is required by court or administrative order, (ii) disclosures of such records, information to documents, for the opinion of counsel to such person, is required by law, including without limitations pursuant to the requirements of the Securities Act, or (iii) such records, information or documents are in the public domain or otherwise publicly available.

                                    SECTION 7

                    REGISTRATION EXPENSES: COUNSEL FOR JOSEPH
                    -----------------------------------------

         7.1 The costs and expenses in connection with the registration and qualifications of Shares under Section 2 hereof shall be paid by Joseph. The costs and expenses (other than underwriting discounts or commissions and such fees for counsel, printing, registration and other fees as state securities officials may require that Joseph and other selling shareholders pay) of all registrations and qualifications of Shares under Section 3 hereof shall be paid by the Company, including without limitations all registration and filing fees, printing expenses, costs of special audits incident to or required by any registration, fees and disbursements of counsel for the Company and the fees and disbursements of one special counsel acting for Joseph and selected pursuant to
Section 7.2 hereof, except that all such expenses in connection with any amendment or supplement to the registration statement or the prospectus used in connection therewith required to be filed more than two hundred seventy (270) days after the date on which such registration statement becomes effective under the Securities Act because Joseph has not effected the disposition of all Shares covered by such registration statement shall be borne pro rata by Joseph and any other selling shareholders benefitted thereby.

         7.2 Joseph may elect the counsel to act on its behalf in connection with a registration, under this agreement, provided that such counsel is reasonably acceptable to the Company.

                                    SECTION 8

                                    RULE 144
                                    --------

         The Company shall file the reports required under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder; and shall take such further action as Joseph may reasonably request as required from time to time to enable Joseph to sell Shares without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

                                    SECTION 9

                         INDEMNIFICATION BY THE COMPANY
                         ------------------------------

         In the event of any registration under the Securities Act of any offering of Shares, the Company hereby agrees to indemnify and hold harmless Joseph and each person (including each underwriter, and each other person, if any who controls such underwriter) who participates in the offering of such Shares against any Losses, joint or several, to which Joseph or participating person may become subject under the Securities Act or otherwise, insofar as such Losses (or Proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by Joseph or such participating person, as the case may be, specifically for use in the preparation thereof. The Company shall also indemnify underwriters, selling brokers, dealers managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the exchange Act) to the same extent as provided above with respect to the indemnification of Joseph.

                                   SECTION 10

                            INDEMNIFICATION BY JOSEPH
                            -------------------------

         In the event of any registration under the Securities Act of any offering of Shares, Joseph hereby agrees to indemnify and hold harmless the Company and each person who controls the

Company within the meaning of the Securities Act and each other person (including each underwriter, and each other person, if any, who controls such underwriter, and each other selling shareholder, and each other person, if any, who controls such shareholder) who participates in the offering of such Shares, against any Losses, joint or several, to which the Company, other selling shareholder, or controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained therein, on the effective date thereof, in any registration under which an offering of such Shares was registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to he stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, other selling shareholders, and each such controlling person or participating person for any legal or other expenses reasonably incurred by the Company, other selling shareholders, or such loss or proceeding: PROVIDED, HOWEVER, that Joseph will be liable in any such case to the extent, and only to the extent, that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in the preparation thereof. Notwithstanding the foregoing, the liability of Joseph under this Section 10 shall be limited to an amount equal to the price of the Shares sold by Joseph in connection with such registration unless such liability arises out of acts based on willful conduct of Joseph.

                                   SECTION 11

                     CONDUCT OF INDEMNIFICATION PROCEEDINGS
                     --------------------------------------

         If any action or proceeding (including any governmental Investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "indemnified party") such indemnity is sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof. Any such indemnified party shall have the right, to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the fees and expenses of the indemnified party unless.
(i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elect to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim, or proceeding on behalf of such indemnified party, if being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified party with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent.

                                   SECTION 12

                                  CONTRIBUTION
                                  ------------

         If the indemnification provided for in this Agreement is unavailable to an indemnified party under Section 9 or Section 10 hereof (other than by reason of expectations provided in such Section) in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by references to among, other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied, by, such indemnifying party or indemnified party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 11 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit claim, investigation or proceeding.

         The parties hereto agree that it would be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation on by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 12, Joseph shall not be required to contribute any amount in excess of the amount by which total price at which the Shares sold by him exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution form any person who was not guilty of such fraudulent misrepresentation.

                                   SECTION 13

                             RIGHT OF FIRST REFUSAL
                             ----------------------

         In lieu of registering any shares under this Agreement pursuant to
Section 2 or 3 hereof or rendering an opinion pursuant to Section 5 hereof Company may elect to purchase all or a portion of the shares that Joseph demands to be registered under Section 2 or requests to be registered under Section 3. Company may elect to purchase said shares by giving notice thereof to Joseph within 15 days from receipt by Company of the demand from Joseph under Section 2 or the request to register shares under Section 3. The purchase price of said shares shall be 80% of the average of the bid prices for the last 20 trading days. Company shall pay said amount to Joseph within 15 days of the receipt of the election to purchase by Joseph. Simultaneously with receipt of payment Joseph shall deliver to Company share certificates evidencing the number of shares to be purchased by Company together with executed Stock Transfers Separate from Certificate and such other documents as Company may reasonably demand.


                                   SECTION 14

                                     LOCK IN
                                     -------

         Notwithstanding anything to the contrary herein Joseph shall be prohibited from selling, assigning, transferring, or encumbering the ATI Shares in any manner except to the extent of 600,000 shares per year as provided for in this agreement.

                                   SECTION 15

                                EQUITABLE RELIEF
                                ----------------

         The parties agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including, specific performance and injunctive relief, may be used to enforce such provisions.

                                   SECTION 16

                                  MISCELLANEOUS
                                  -------------

         16.1 NOTICES. Any notice or other communication provided for herein shall be given in writing, and delivered personally, by courier, by facsimile, or by registered or certified mail postage prepaid, addressed, if to the Company at Taubenstrasse 20 Berlin, Germany D-10117 Fax No. ________________, to Joseph at: _______________________________ ________________- or such other address or facsimile number as may be designated in writing by the Company or Joseph. Except as otherwise provided in this Agreement, each such notice shall be deemed given when received by the person to whom the notice is addressed.

         16.2 TERMINATION OF REGISTRATION RIGHTS. The obligations of the company to register Shares pursuant to Section 2 or Section 3 hereof, and the rights to Joseph to include its Shares in registration statements pursuant to Sections, shall terminate five (5) years following the date of the this Agreement.

         16.3 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their representative successors and assigns.

         16.4 WAIVER. No failure or delay on the part of the parties in exercising any right, power or privilege hereunder, nor any course of dealing among the parties shall operate as a waiver of any such right, power or privilege or shall any single or partial exercise or any such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude the simultaneous or later acarus of any other right, power or privilege. The rights and remedies provided herein are cumulative and are not exclusive of any rights or remedies which any of the parties would otherwise have.

         16.5 FURTHER ASSURANCE. Each party agrees to execute and deliver additional documents and take actions that the other party may reasonably request for purpose of carrying our the transactions contemplated by this Agreement.

         16.6 ATTORNEY'S FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provisions hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

         16.7 GOVERNING LAW. This Agreement shall be governed by arid construed in accordance with the laws of the State of California, USA, without reference to principles of conflict laws.

         16.8 ENTIRE AGREEMENT MODIFICATION. This Agreement expresses the entire understanding of the parties as to its subject matter and supersedes any prior discussions, negotiations and agreements with respect to such subject matter. The terms of this Agreement may be amended or waived only in a writing that is approved by the Company and Joseph.

         16.9 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         16.10 CAPTION HEADINGS: SINGULAR AND PLURAL: PERSONS: Caption headings are provided for convenience only and shall not affect the interpretation of this Agreement. As used herein references to the singular include the plural and the plural include the singular, except where the context requires otherwise. As used herein references to person included individuals and entities.

         16.11 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to he an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                         Advanced Technology Industries
                                         Inc.

                                         By:_____________________

                                         Its: ___________________



                                         ________________________
                                         Adrian Joseph

                             VOTING TRUST AGREEMENT

         THIS AGREEMENT, effective as of the _____ day of August, 2000 is entered into by and between Adrian Joseph ("Shareholder" or "Certificate Holder") and Advanced Technology Industries, Inc. ("Trustee").

                                    RECITALS

         A. The Shareholder is the owner of ATI Stock and will be the owner of Earn Out Shares as those terms are defined in that certain Agreement For Purchase Of Stock entered into between Shareholder and Advanced Technology Industries, Inc., a Delaware Corporation ("Corporation") simultaneously herewith.

         B. Shareholder desires to enter into a Voting Trust Agreement, prepared in accordance with Section 218 of the Delaware Corporations Code for the efficient management of the Corporation.

                                    AGREEMENT

           ARTICLE 1. EXCHANGE OF SHARES FOR VOTING TRUST CERTIFICATES

         1.01 EXCHANGE OF SHARES FOR VOTING TRUST CERTIFICATES. Simultaneously with the execution of this Agreement, the Shareholder will assign and deliver 3,500,000 shares of stock in the Corporation to the Trustee. The Trustee will cause the shares to be transferred to it on the books of the Corporation and will issue and deliver to the Shareholder Voting Trust Certificates for the number of shares transferred to the Trustee.

         1.02 FORM OF VOTING TRUST CERTIFICATES. The Voting Trust Certificates shall be in substantially the form of Exhibit "A" attached to this Agreement and made a part hereof as though fully set forth.

         1.03 REPLACEMENT OF CERTIFICATES. If a Voting Trust Certificate is lost, stolen, mutilated, or destroyed, the Trustee shall issue a duplicate of the Certificate, provided, however, that the Trustee may require the Shareholder to offer such proof and indemnification to the Trustee as the Trustee may require in its sole discretion.

         1.04 WITHDRAWAL OF SHARES. A Certificate Holder may not withdraw his or her shares at any time before the termination of this Agreement, as provided in
Article 6.

                       ARTICLE 2. RESTRICTIONS ON TRANSFER

         2.01 RESTRICTIONS ON TRANSFER. To accomplish the purposes of this Voting Trust Agreement, any transfer, sale, assignment, hypothecation, encumbrance, or alienation of any of the

                                    EXHIBIT B

Voting Trust Certificates issued under this Agreement, other than according to the terms of this Agreement, is void and shall transfer no right, title, or interest in or to those certificates to the purported transferee, buyer, assignee, pledgee, or encumbrance holder.

         2.02 RIGHT TO RECEIVE DIVIDENDS. The Certificate Holder will have the right to receive dividends paid on the shares until the certificates are sold or transferred as provided in this Agreement subject to Paragraph 4.07 of this Agreement. Trustee shall not be bound by any notice to the contrary.

         2.03 RIGHT OF FIRST REFUSAL. The Certificate Holder (or Certificate Holder's estate) will not sell, assign, transfer, or otherwise dispose of any of his certificates, or of any interest in those certificates, without first offering those certificates to the Company.

         ARTICLE 3. NUMBER. TERM, AND REPLACEMENT OR REMOVAL OF TRUSTEES

         3.01 NUMBER AND TERM OF TRUSTEES. There will be one (1) Trustee of this trust. The first Trustee will be the Corporation. Its successor will be appointed as provided in this Agreement. In the absence of resignation, dissolution, death, or incapacity the Trustee will serve for the entire term of this trust.

         3.02 DEATH OR INCAPACITY OF TRUSTEE. The rights and duties of the Trustee will terminate on his or her death or incapacity and no interest in any of the property owned or held by the trust nor any of the rights or duties of the Trustee may be transferred by will, devise, succession, or in any manner except as provided in this Agreement. The heirs, administrators, and executors of the Trustee shall however, have the right and duty to convey any property held by the Trustee to the successor Trustee.

         3.03 RESIGNATION. Any Trustee may resign by giving notice or his, her, or its resignation to the successor Trustee and the Certificate Holder. On the resignation of any Trustee, the Trustee will settle any account or transaction with the Trust.

         3.04 DISSOLUTION. In the event the Trustee is a corporation, the dissolution of the corporation will terminate its status as Trustee provided, however, that the corporation may appoint a successor trustee pursuant to the provisions at' Paragraph 3.05 prior to filing a certificate of dissolution.

         3.05 SUCCESSOR TRUSTEES. In the event of the death or incapacity to act of any Trustee or the resignation or dissolution of a Trustee without the appointment by that Trustee of a successor Trustee, the Certificate Holder shall appoint the successor Trustee provided, however, that the successor Trustee shall be a bank trust company authorized to act as a trustee in the State of California.

                     ARTICLE 4. RIGHTS AND DUTIES OF TRUSTEE

         4.01 VOTING OF SHARES. During the period of this Voting Trust, the Trustee will have the exclusive right to vote the shares or give written consent, in person or by proxy, at all meetings of the shareholders of the Corporation, and in all proceedings in which the vote or written consent of shareholders may be required or authorized by law. The Trustee will have all the rights, powers, and privileges of shareholders, except as otherwise provided in this Agreement.

         4.02 DIVIDENDS. If the Corporation issues dividends, the Trustee shall receive and distribute the dividends to the Certificate Holder subject to the provisions of paragraph 4.07 of this Agreement. If the dividends are in the form of share certificates having voting rights, the share dividends shall be held by the Trustees, as provided in Paragraph 1.03 of this Agreement.

         4.03 NO SALE OF SHARES. The Trustee shall have no authority to sell or otherwise dispose of or encumber any of the stock deposited under this Agreement.

         4.04 TRUSTEE AS SHAREHOLDERS, DIRECTORS, OR EMPLOYEES. The Trustee may serve the Corporation or any of its subsidiaries as a director or officer or in any other capacity, and in any such capacity receive compensation from the Corporation.

         4.05 TRUSTEES' LIABILITY. No Trustee will be liable for acts or omissions of any other Trustee or for acts or omissions of any employee or agent of any other Trustee. The Trustee will not be liable in acting on any notice, requests, consent, certificate, declaration, or other paper or document, or signature believed by him, her, or it to be genuine and to have been signed by the proper party or parties. The Trustee shall not be liable for any error of judgment or fir any act or omission done in good faith, except for the Trustee's own willful default or gross negligence. The Trustee may consult with legal counsel, and any act or omission under this Agreement done in good faith in accordance with the opinion of legal counsel will be binding on the parties to this Agreement and will not subject the Trustee to any liability.

         4.06 PAYMENT OF TRUSTEES' EXPENSES AND COMPENSATION. The Trustee is entitled to reasonable compensation for his, her, or its services as Trustee under this Agreement, provided, however, that the Corporation waives any right to compensation in acting in its capacity as Trustee. The Certificate Holder agrees to reimburse the Trustee for any expenses lawfully incurred in the administration of his, her, or its duties as Trustee. Any such expenses may be deducted from the dividends or other monies received by the Trustee on the shares deposited under this Agreement.

                          ARTICLE 5. BOOKS AND RECORDS

         5.01 MAINTENANCE OF RECORDS. The Trustee will maintain adequate records of the Trust, including, but not limited to, a record of shares (showing all share certificates transferred to the Trustee, the name in which the stock was held, the date of issuance, the class and series of the stock, the number of shares, the number of the certificates representing those shares, the date of transfer to the Trustee); a record of trust certificates (showing the number of Voting Trust Certificates held by each person, the total number of the Voting Trust Certificates held by each person, the dates on which the Voting Trust Certificates were issued, canceled, transferred, or replaced); and a book of accounts (showing all money received by the Trustee, all disbursements made by the Trustee, and all unpaid obligations incurred by the Trustee).

         5.02 INSPECTION OF RECORDS. The books and records of this Trust will be open to inspection by the parties to this Agreement or their successors at any time. The inspection will be made at the office of the Corporation's secretary and will include the right to make copies of the books and records. However, any inspection or copying requires that reasonable notice be given to the Corporation's secretary. In the event of a dispute, the Trustee will determine the reasonableness of the request for inspection and copying.

                       ARTICLE 6. TERMINATION OF AGREEMENT

         6.01 IRREVOCABILITY OF TRUST. Except as otherwise provided in this Agreement, the Trust created by this Agreement is irrevocable.

         6.02 TERMINATION. This Agreement will terminate five years after the date of this Agreement.

         6.03 EXCHANGE OF VOTING TRUST CERTIFICATES FOR SHARE CERTIFICATES. On termination of this Agreement, the Certificate Holder will surrender his Voting Trust Certificate to the Trustee, together with payment of money sufficient to cover any expenses, including taxes, relating to the transfer or delivery of the Certificates, and the Trustee will deliver to the Certificate Holder share certificates of the Corporation properly endorsed for transfer, equivalent to the amount of shares represented by Voting Trust Certificates surrendered in exchange for shares. The Trustee may deliver the shares to the Corporation or to any bank trust company in California for the benefit of the person entitled to those shares. On delivery, the Trustee will have discharged his, her, or its duty with respect to those shares certificates.

                       ARTICLE 7. NOTICES FROM CORPORATION

         7.01 NOTICES FROM CORPORATION. The Trustee will promptly forward copies of all notices, reports, statements, and other communications received from the Corporation to the Certificate Holder, stamped with the date of receipt.

         7.02. MERGER OR CONSOLIDATION. If the Corporation is merged into or consolidated with another corporation, or all or substantially all of the assets of the Corporation are transferred to another corporation, then the term "Corporation" will be construed to include the successor corporation shares received by him, her, or it as a result of his, her, or its ownership as trustee of shares held by him, her, or it under this Agreement before the merger, consolidation, or transfer that remain outstanding, but the Trustee may, in his, her, or its discretion, substitute for these shares new voting certificates in appropriate form.

                      ARTICLE 8. INVESTMENT REPRESENTATIONS

         8.01 INVESTMENT REPRESENTATIONS. Each Certificate Holder hereunder warrants and represents that he is acquiring the Voting Trust Certificates ("Certificates") issued hereunder for his own account, for investment and not with a view to, or for sale in connection with, any distribution of such Certificates or any part thereof. Each Certificate Holder further warrants and represents that no other person or entity has any interest whatsoever in said Certificates and that there are no options or similar agreements, oral or written, whereby any person or entity has the right to acquire any of said Certificates or any interest therein.

         8.02 ACKNOWLEDGMENTS. Each Certificate Holder acknowledges and agrees that, (i) the Certificates being received hereunder have not been registered under the Securities Act of 1932 ("Securities Act") or any state securities laws and are issued in reliance upon certain provisions of federal and state securities laws exempting said shares from such registration, (ii) there are substantial restrictions on the sale of the Certificates acquired hereunder and that the Certificates may be transferred only in accordance with the provisions of this Paragraph, and (iii) each certificate representing the Certificates issued hereunder and any other securities issued in respect of the ATI shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall (unless otherwise permitted or unless the share have been registered under the Securities Act) be stamped or otherwise imprinted with legends substantially in the following form (in addition to any legend required under applicable states securities laws):

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Each Certificate Holder acknowledges and agrees that the Certificates may not be transferred without (i) registration under the Securities Act, (ii) the receipt by ATI of an opinion of counsel acceptable to ATI that such transfer is exempt from the registration provisions of the Securities Act and applicable state securities laws, or (iii) the receipt by ATI of a "no-action" letter from the Securities and Exchange Commission ("SEC") and any applicable state agency that said transfer will not violate the Securities Act and applicable State Securities Laws.

                       ARTICLE 9. MISCELLANEOUS PROVISIONS

         9.01 NECESSARY ACTS. All parties to this Agreement will perform any acts, including executing any documents, that may be reasonably necessary to fully carry out the provisions and intent of this Agreement.

         9.02 NOTICES. All notices, demands, request, or other communications required or permitted by this Agreement will be in writing and shall be deemed duly served when personally delivered to the party or to an officer or agent of the party, or when deposited in the United States mail, first-class postage prepaid, addressed to the Trustee or to the Certificate Holder at the address appearing for him or her to the books and records of the Corporation, or at any other address the party may designate by written notice to the others.

         9.03 REMEDIES. The parties will have all the remedies available to them for breach of this Agreement at law or in equity. The parties further agree that in addition to all other remedies availably at law or in equity, the parties will be entitled to specific performance of the obligations of each party to this Agreement and immediate injunctive relief. The parties also agree that if an action is bought in equity to enforce a party's obligations, no party will argue as a defense that there is an adequate remedy at law.

         9.04 ATTORNEYS' FEES. In the event of any obligation concerning this Agreement between the parties to this Agreement or the parties to this Agreement and the estate of any deceased party, the prevailing party will be entitled, in addition to any other relief that may be granted, to reasonable attorney's fees.

         9.05 BINDING ON SUCCESSORS AND ASSIGNS. This Agreement will be binding on the parties to the Agreement and on each of their heirs, executors, administrators, successors, and assigns.

         9.06 SEVERABILITY. If any provision is unenforceable or invalid for any reason, the remaining provisions will not be affected by such a holding.

         9.07 GOVERNING LAW. This Agreement will be construed according to and governed by the laws of the State of California, except for the law of conflicts, provided, however, that if any provision of this Agreement would be invalid under California law then the law of the State of Delaware shall apply if the application of Delaware law would result in said provision being valid. The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in California concerning any action relating to this Agreement.

         9.08 ENTIRE AGREEMENT. This instrument constitutes the entire Agreement of the parties and correctly sets forth the rights, duties, and obligations of each party and of each party to the other. Any prior agreements, promises, negotiations, or representation concerning the Agreement's subject matter not expressly set forth in this Agreement are of no force or effect.

         9.09 AMENDMENT OF AGREEMENT. This Agreement may only be amended or modified by a writing executed by each of the parties hereto.

         9.10 COUNTERPARTS AND FACSIMILE SIGNATURES. This Agreement may be executed in two or more counterparts and by facsimile signature, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written, at ________________________.

     Certificate Holder/Shareholder           ______________________
                                              Adrian Joseph


     Trustee:                               Advanced technology Industries, Inc.
                                            By____________________________
                                                  ________________________
                                                  Its ____________________

                                   Exhibit "A"

No.___________
______________ Shares

                            VOTING TRUST CERTIFICATE

         This is to certify that Adrian Joseph has transferred to the undersigned Trustee _______ shares of stock of Advanced Technology Industries, Inc., a Delaware corporation, to be held by the Trustee, as provided by the Voting Trust Agreement dated ____________. A copy of the Voting Trust Agreement has been delivered to ________________ and filed in the office of the secretary of the Corporation at __________, California. The Certificate Holder, or his or her successor or successors in interest, will be entitled to receive payments equal to the cash dividends collected by the Trustee on the shares represented by this Certificate, as provided in the Voting Trust Agreement, and to the delivery of a certificate or certificates for these shares on the termination of the Voting Trust Agreement, as provided in the Voting Trust Agreement.

         By acceptance of this Certificate, the Certificate Holder agrees to be bound by all of the provisions of the Voting Trust Agreement, including any restrictions or transfer, as if the terms of the Voting Trust Agreement were set forth in full in this Certificate.

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         Executed on ________________, at ____________.


CERTIFICATE HOLDER:

                                            ______________________________
                                            Adrian Joseph


TRUSTEE:                                    Advanced Technology Industries, Inc.
                                            By: _________________________
                                                  _______________________
                                                  Its____________________

                                 LAW OFFICES OF
                                 H. ROY JEPPSON
                           A PROFESSIONAL CORPORATION
                                  [LETTERHEAD]


To. Adrian Joseph

Re: Agreement For Purchase Of Stock

Date: August 22, 2000

         In further consideration for the execution of the Agreement For Purchase Of Stock ("Agreement") Advanced Technology Industries, Inc. ("ATI") ATI hereby agrees to waive the requirement for the execution by you of the Voting Trust Agreement based on your agreement to deliver an irrevocable proxy to vote the ATI Stock and Earn Out Shares, if any, received by you under the Agreement. The Irrevocable proxy will be for a term or five (5) years and the proxy holder will be Kurt Seifman or his designee. The irrevocable proxy will otherwise be in such form is reasonably acceptable to ATI.

         In the event that it is necessary to file proxy solicitation material with the Securities and Exchange Commission you agree to cooperate therewith and to execute such documents as may be necessary to comply with the proxy solicitation rules of the Securities and Exchange Act of 1934.

         In the event that you do not execute the irrevocable proxy within fifteen (15) days after delivery to you ATI may take whatever steps necessary to enforce this agreement including, but not limited to, filing an action in a court having appropriate jurisdiction to enforce this agreement and shall be entitled to reasonable attorneys fees in the event that it prevails.

                                     Yours very truly


                                     LAW  OFFICES OF  H. ROY JEPPSON
                                     By /s/ H. Roy Jeppson
                                       --------------------------------
                                       H. Roy Jeppson

AGREED AND ACCEPTED:

/s/ Adrian Joseph
-------------------
Adrian Joseph